Fees Summary	Apr. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,100,000,000
Previously Paid Amount	0
Total Fee Amount	151,910
Total Offset Amount	$ 0
Narrative Disclosure	The maximum aggregate offering price of the securities to which the prospectus relates is $1,100,000,000. The prospectus is a final prospectus for the related offering. Fee per Rule 457(r)
Net Fee	$ 151,910
Narrative - Max Aggregate Offering Price	$ 1,100,000,000
Final Prospectus	true